Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Asset Servicing, Clearing Services and Treasury Services businesses. The financial results for BAS are included in the Asset Servicing business.

On Jan. 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain asset management funds and seed capital investments are now disclosed separately on our balance sheet and securitizations are included in available for sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated asset management funds; previously these were disclosed as asset and wealth management revenue and investment and other income.

On November 2, 2009, we completed the acquisition of Insight Asset Management (“Insight”) based in London. The financial results for Insight are included in the Asset Management business.

On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida. Previously, the financial results were included in the Other business. On January 15, 2010, we completed the sale of MUNB. The financial results for all periods were restated.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services business to the Other business. Historical business results have been restated to reflect these changes.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.). We moved the financial results from the Wealth Management business to the Other business. Historical results have been restated to reflect these changes.

The following items have impacted the reporting of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Investment Securities Portfolio restructuring/Investment Write-downs – Impacted total revenue levels in the full year of 2008 and full year of 2009.

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008 and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Global efficiency restructuring charges – Recorded charges in the fourth quarters of 2008 and 2009 and third quarter of 2010

SILO/LILO/Tax settlement charges – Incurred charges in the second and third quarters of 2008, while the second quarter of 2009 contains the benefit of final tax settlements.

Support agreement charges – Recorded a $163 million pre-tax charge in the fourth quarter of 2008 and a $726 million pre-tax charge in the third quarter of 2008. Minor amounts were recorded in other periods.

All of these items are detailed in the trends that follow.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2010.

Certain immaterial reclassifications have been made to prior periods to place them on a basis comparable with the current periods presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information – Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated January 19, 2011, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2008				2009				2010
	1st Qtr	2nd Qtr (a)	3rd Qtr (a), (b)	4th Qtr (b)	1st Qtr	2nd Qtr (c)	3rd Qtr (d)	4th Qtr	1st Qtr		2nd Qtr		3rd Qtr	4th Qtr
Revenue:
Securities servicing fees
Asset servicing	$903	$873	$808	$786	$609	$671	$643	$650	$637		$668		$870	$914
Issuer services	376	444	477	388	364	372	359	368	333		354		364	409
Clearing services	263	264	259	279	253	250	236	223	230		245		252	278

Total securities servicing fees	1,542	1,581	1,544	1,453	1,226	1,293	1,238	1,241	1,200		1,267		1,486	1,601
Asset and wealth management fees	862	860	795	701	622	645	664	746	686		686		696	800
Foreign exchange & other trading	259	308	385	510	307	237	246	246	262		220		146	258
Treasury services	124	129	129	132	125	132	128	134	131		125		132	129
Distribution and servicing	98	110	107	106	101	95	73	57	48		51		56	55
Financing-related fees	47	51	44	44	48	54	56	57	50		48		49	48
Investment and Other Income	123	102	84	112	(2)	53	205	81	145		145		97	80

Total fee revenue	3,055	3,141	3,088	3,058	2,427	2,509	2,610	2,562	2,522		2,542		2,662	2,971
Securities gains (losses)	(73)	(152)	(162)	(1,241)	(295)	(256)	(4,833)	15	7		13		6	1

Total fee and other revenue	2,982	2,989	2,926	1,817	2,132	2,253	(2,223)	2,577	2,529		2,555		2,668	2,972
Income of consolidated asset management funds	—	—	—	—	—	—	—	—	65		65		37	59
Net interest revenue	743	388	681	1,047	775	700	716	724	765		722		718	720

Total revenue	3,725	3,377	3,607	2,864	2,907	2,953	(1,507)	3,301	3,359		3,342		3,423	3,751
Provision for credit losses	14	13	23	54	59	61	147	65	35		20		(22)	(22)
Noninterest expenses	2,357	2,471	3,090	2,468	2,091	2,145	2,158	2,266	2,146		2,219		2,429	2,624
Special Litigation Reserves	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	164		N/A		N/A	N/A
FDIC special assessment	—	—	—	—	—	61	—	—	—		—		—	—
Amortization of intangible assets	119	123	118	113	107	108	104	107	97		98		111	115
Restructuring charges	—	—	—	181	10	6	(5)	139	7		(15)		15	21
Merger & integration expense	126	149	111	97	68	59	54	52	26		14		56	43

Total noninterest expense	2,602	2,743	3,319	2,859	2,276	2,379	2,311	2,564	2,440		2,316		2,611	2,803
Income/ (loss) from continuing operations before taxes	1,109	621	265	(49)	572	513	(3,965)	672	884		1,006		834	970
Income taxes	358	312	(42)	(137)	161	12	(1,527)	(41)	258		304		220	265

Income/ (loss) from continuing operations	751	309	307	88	411	501	(2,438)	713	626		702		614	705
Income/ (loss) from discontinued operations, net of tax	4	6	—	4	(41)	(91)	(19)	(119)	(42)		(10)		(3)	(11)
Net income attributable to noncontrolling interest	(9)	(6)	(4)	(5)	(1)	2	(1)	(1)	(25	) (j)	(34	) (j)	11 (j)	(15	) (j)
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax	—	—	—	(26)	—	—	—	—	—		—		—	—
Redemption charge and preferred dividends	—	—	—	(33)	(47)	(236)	—	—	—		—		—	—

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$746	$309	$303	$28	$322	$176	$(2,458)	$593	$559		$658		$622	$679

EPS from continuing operations	$0.65	$0.26	$0.26	$0.04	$0.31	$0.23	$(2.04)	$0.59	$0.49		$0.55		$0.51	$0.55
EPS from continuing operations - Non-GAAP (e)	$0.75	$0.75	$0.81	$0.96	$0.56	$0.51	$0.54	$0.55	$0.59		$0.55		$0.55	$0.59
Market value of assets under management at period-end (in billions)	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105		$1,047		$1,141	$1,172
Market value of assets under custody and administration at period-end (in trillions)	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3	$22.4		$21.8		$24.4	$25.0
Market value of securities on loan at period-end (in billions)	$660	$588	$470	$326	$293	$290	$299	$247	$253		$248		$279	$278
Pre-tax operating margin
GAAP-before extraordinary (loss)	30%	19%	7%	(2)%	20%	17%	N/M	20%	26%		30%		24%	26%
Non-GAAP adjusted (f)	38%	37%	39%	43%	33%	31%	31%	29%	34%		32%		30%	30%
Return on tangible common equity (annualized):
Non-GAAP-before extraordinary (loss)	35.4%	18.5%	18.9%	6.5%	28.8%	18.4%	N/M	33.0%	25.8%		25.8%		26.3%	27.5%
Non-GAAP adjusted (g)	40.7%	45.9%	50.2%	61.3%	44.4%	24.0%	31.5%	31.1%	30.2%		25.5%		27.9%	29.1%
Return on common equity (annualized)
GAAP-before extraordinary (loss)	10.1%	4.3%	4.3%	0.8%	5.8%	4.0%	N/M	9.8%	8.2%		8.8%		7.8%	8.5%
Non-GAAP adjusted - excluding intangible amortization (h)	12.7%	13.2%	14.2%	16.8%	10.6%	6.6%	9.9%	10.1%	10.6%		9.5%		9.2%	9.9%
Percent of non-US fee and net interest revenue) - GAAP	33%	39%	35%	44%	31%	32%	N/M	36%	34%		35%		36%	38%
Percent of non-US fee and net interest revenue) - Non-GAAP (i)	33%	34%	32%	31%	29%	31%	31%	36%	35%		35%		36%	38%

(a)	The second and third quarters of 2008 include pretax SILO/LILO/tax settlement charges which reduced net interest revenue by $377 million and $112 million, respectively. See page 4 for additional details.

(b)	The third and fourth quarters of 2008 include pretax support agreement charges of $726 million and $163 million, respectively.

(c)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(d)	The third quarter of 2009 includes a $4.8 billion pretax charge related to investment securities portfolio restructuring.

(e)	Calculated excluding investment securities losses, TARP redemption premium/dividend, FDIC special assessment, SILO/LILO/tax settlements, 3rd and 4th quarters of 2008 support agreement charges, M&I expenses, restructuring charges, benefit of tax settlements and tax discrete benefits and 1st quarter 2010 special litigation reserves.

(f)	Calculated excluding investment securities losses, SILO/LILO charges, 3rd and 4th quarters of 2008 support agreement charges, asset-based taxes, FDIC special assessment, M&I expenses, restructuring charges, intangible amortization, 1st quarter 2010 special litigation reserves and 1st, 2nd, 3rd and 4th quarters 2010 noncontrolling interests of consolidated asset management funds.

(g)	Calculated excluding net securities gains (losses), special litigation reserves, FDIC special assessment, restructuring charges, M&I expenses and discrete tax benefit/benefit of tax settlements.

(h)	Calculated excluding amortization of intangible assets, net securities gains (losses), special litigation reserves, FDIC special assessment, restructuring charges, M&I expenses and discrete tax benefit/benefit of tax settlements.

(i)	Calculated excluding the SILO/LILO charges, net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

(j)	Includes $24 million for the first quarter of 2010, $33 million for the second quarter of 2010, ($12) million for the third quarter of 2010 and $14 million for the fourth quarter of 2010 related to consolidated asset management funds.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

FEE AND OTHER REVENUE

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr
Securities servicing fees
Asset servicing	$658	$671	$653	$599	$519	$574	$600	$621	$608	$622	$832		$877
Securities lending	245	202	155	187	90	97	43	29	29	46	38		37
Issuer services	376	444	477	388	364	372	359	368	333	354	364		409
Clearing services	263	264	259	279	253	250	236	223	230	245	252		278

Total securities servicing fees	1,542	1,581	1,544	1,453	1,226	1,293	1,238	1,241	1,200	1,267	1,486		1,601
Asset and wealth management fees	862	860	795	701	622	645	664	746	686	686	696		800
Foreign exchange & other trading	259	308	385	510	307	237	246	246	262	220	146		258
Treasury services	124	129	129	132	125	132	128	134	131	125	132		129
Distribution and servicing	98	110	107	106	101	95	73	57	48	51	56		55
Financing-related fees	47	51	44	44	48	54	56	57	50	48	49		48
Investment and Other Income	123	102	84	112	(2)	53	205	81	145	145	97		80

Total fee revenue	3,055	3,141	3,088	3,058	2,427	2,509	2,610	2,562	2,522	2,542	2,662		2,971
Income of consolidated asset management funds, net of noncontrolling interest	—	—	—	—	—	—	—	—	41 (c)	32 (c)	49	(c)	45	(c)

Total fee revenue - Non-GAAP	3,055	3,141	3,088	3,058	2,427	2,509	2,610	2,562	2,563	2,574	2,711	(d)	3,016	(d)
Net securities gains (losses)	(73)	(152)	(162)	(1,241)	(295)	(256)	(4,833)	15	7	13	6		1

Total fee and other revenue - Non-GAAP	2,982	2,989	2,926	1,817	2,132	2,253	(2,223)	2,577	2,570	2,587	2,717		3,017
Fee and other revenue as a percentage of total revenue	80%	89%	81%	63%	73%	76%	n/m	78%	75%	76%	78%		79%
Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	80%	80%	80%	74%	76%	78%	78%	78%	75%	76%	78%		79%
Market value of assets under management at period-end (in billions)	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105	$1,047	$1,141		$1,172
Market value of assets under custody and administration at period-end (in trillions)	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4		$25.0
Market value of securities on loan at period-end (in billions)	$660	$588	$470	$326	$293	$290	$299	$247	$253	$248	$279		$278
S&P 500 Index - period-end	1323	1280	1166	903	798	919	1057	1115	1169	1031	1141		1258
S&P 500 Index - daily average	1353	1371	1252	916	809	891	995	1088	1123	1135	1095		1204

(a)	The third quarter of 2009 includes a $4.8 billion charge related to investment securities portfolio restructuring.

(b)	Excludes net securities gains/(losses) and SILO/LILO charges.

(c)	Includes $25 million, $29 million, $36 million and $35 million previously included in asset and wealth management fees and $16 million, $3 million, $13 million and $10 million previously included in investment and other income for the first, second, third and fourth quarters of 2010, respectively.

(d)	Total fee revenue from the GIS/BAS acquisitions was $234 million and $246 million in the third and fourth quarters of 2010, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	March 31, 2008		June 30, 2008			September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates		Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$38,658	4.28%	$43,361	3.82%		$43,999	3.90%	$78,680	2.65%	$56,505	1.56%	$56,917	1.18%
Interest-bearing deposits with Federal Reserve bank	—	—	—	—		—	—	—	—	23,192	0.37	6,338	0.37
Other Short Term Investment (FRB)	—	—	—	—		954	2.95	8,378	3.05	1,269	3.15	—	—
Federal funds sold and securities under resale agreements	8,191	3.15	6,736	2.21		7,019	1.97	4,050	1.32	2,310	0.81	2,899	1.29
Margin loans	5,258	4.47	5,802	3.36		5,764	3.27	4,885	2.35	4,219	1.63	4,134	1.62
Non-margin loans:
Domestic offices	27,885	4.37	26,550	(1.97	)(a)	25,932	1.60 (b)	28,233	2.70	21,630	2.91	20,740	3.18
Foreign offices	13,881	4.55	13,281	3.97		13,739	3.71	15,208	3.73	13,109	2.56	12,155	2.21

Total non-margin loans	41,766	4.43	39,831	0.01	(a)	39,671	2.33 (b)	43,441	3.06	34,739	2.78	32,895	2.82
Securities
U.S. government obligations	397	3.52	542	3.08		679	3.03	762	2.73	787	2.50	1,679	1.67
U.S. government agency obligations	10,613	4.78	10,433	4.29		10,894	4.33	11,438	4.29	12,063	3.71	14,748	3.74
Obligations of states and political subdivisions	681	7.64	654	5.74		701	7.44	941	7.73	767	6.71	710	6.92
Other securities	35,840	5.26	32,755	5.22		30,590	5.42	26,916	5.95	29,848	4.47	34,766	2.85
Trading securities	1,459	5.36	1,918	3.74		1,791	2.76	2,148	3.96	1,728	2.86	2,179	2.50

Total securities	48,990	5.18	46,302	4.93		44,655	5.04	42,205	5.38	45,193	4.22	54,082	3.10

Total interest-earning assets	142,863	4.55	142,032	3.02	(a)	142,062	3.69 (b)	181,639	3.36	167,427	2.37	157,265	2.16
Allowance for credit losses	(297)		(295)			(329)		(334)		(378)		(426)
Cash and due from banks	5,789		5,356			7,796		5,806		4,824		3,412
Other assets	49,782		46,504			46,937		54,499		45,880		45,975
Discontinued Operations	2,653		2,400			2,361		2,352		2,366		2,307
Total Asset Consol VIE FAS 167	—		—			—		—		—		—
Total Assets	$200,790		$195,997			$198,827		$243,962		$220,119		$208,533
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$12,577	1.67%	$12,869	0.98%		$11,785	0.88%	$18,274	0.53%	$18,563	0.10%	$19,037	0.10%
Savings	902	1.89	971	1.50		979	0.93	1,013	0.64	1,165	0.61	1,070	0.44
Certificates of deposit of $100,000 & over	2,313	3.91	2,116	2.60		1,928	2.19	1,812	2.43	1,479	1.11	942	1.00
Other time deposits	8,300	2.45	6,335	1.88		5,393	1.99	5,052	1.34	5,574	0.55	4,190	0.48
Foreign offices	67,914	2.85	71,641	2.22		65,931	2.19	69,575	1.12	75,202	0.31	73,657	0.14

Total interest-bearing deposits	92,006	2.67	93,932	2.03		86,016	1.99	95,726	1.04	101,983	0.30	98,896	0.16
Federal funds purchased and securities under repurchase agreements	4,138	2.14	3,791	1.02		4,816	1.18	5,738	0.27	1,839	0.09	2,485	(0.46)
Other borrowed funds	3,343	3.50	2,840	3.21		3,303	2.31	3,558	2.13	3,785	1.57	2,756	1.04
Borrowings from FRB Related to ABCP	—	—	—	—		954	2.25	8,378	2.25	1,269	2.25	—	—
Payables to customers and broker-dealers	4,942	1.94	5,550	1.32		5,910	1.19	5,570	0.62	3,797	0.20	4,901	0.13
Long-term debt	17,125	4.51	16,841	3.58		15,993	3.62	15,467	3.79	15,493	2.72	16,793	2.35

Total interest-bearing liabilities	121,554	2.91	122,954	2.21		116,992	2.15	134,437	1.41	128,166	0.64	125,831	0.46
Total noninterest-bearing deposits	25,726		24,300			32,953		51,729		43,051		32,852
Other liabilities	21,169		17,707			18,396		26,601		18,523		18,578
`	2,653		2,400			2,361		2,352		2,366		2,307
VIE Liabilities & Obligations FAS 167	—		—			—		—		—		—
Total Shareholders’ Equity	29,551		28,507			27,996		28,771		27,978		28,934
Noncontrolling interest	137		129			129		72		35		31
Total liabilities and shareholders’ equity	$200,790		$195,997			$198,827		$243,962		$220,119		$208,533
Net interest margin – Taxable equivalent basis		2.09%		1.11%			1.92%		2.32%		1.87%		1.80%
Net interest margin excluding the SILO/LILO charge – Non-GAAP				2.17%			2.24%

(a)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.71%, 3.80% and 4.08%, respectively.

(b)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.33%, 3.46% and 4.01%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$54,343	1.08%	$55,467	1.09%	$55,800	1.03%	$50,741	1.01%	$60,431	0.93%	$59,660	0.96%
Interest-bearing deposits with Federal Reserve bank	6,976	0.32	11,430	0.32	12,129	0.33	18,280	0.34	9,813	0.40	16,787	0.32
Other Short Term Investment (FRB)	—	—	—	—	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	3,443	1.19	4,276	0.65	3,859	0.71	4,652	0.66	4,559	0.46	5,553	3.15
Margin loans	4,335	1.55	4,665	1.55	5,241	1.49	5,786	1.49	6,269	1.47	6,289	1.55
Non-margin loans:
Domestic offices	19,412	3.22	20,212	2.89	19,510	3.12	20,750	2.89	21,110	2.74	21,780	2.55
Foreign offices	10,788	1.99	10,362	1.75	9,463	1.62	10,128	1.53	9,390	1.61	9,460	1.53

Total non-margin loans	30,200	2.78	30,574	2.51	28,973	2.63	30,878	2.45	30,500	2.39	31,240	2.24
Securities
U.S. government obligations	4,605	1.45	5,729	1.44	6,600	1.40	6,162	1.46	7,229	1.63	11,390	1.51
U.S. government agency obligations	17,635	3.79	19,530	3.59	19,429	3.58	19,629	3.48	20,074	3.29	21,406	2.95
Obligations of states and political subdivisions	639	7.30	607	7.35	670	6.37	638	6.56	615	6.43	587	6.53
Other securities	31,010	3.04	29,707	3.49	28,653	4.20	27,601	4.14	30,075	3.86	31,987	3.55
Trading securities	1,973	2.30	2,090	2.53	2,075	2.49	2,752	2.62	3,194	2.57	2,698	3.02

Total securities	55,862	3.16	57,663	3.32	57,427	3.63	56,782	3.58	61,187	3.36	68,068	3.02

Total interest-earning assets	155,159	2.14	164,075	2.09	163,429	2.18	167,119	2.08	172,759	2.03	187,597	1.95
Allowance for credit losses	(425)		(448)		(502)		(517)		(538)		(530)
Cash and due from banks	3,247		3,104		3,514		3,673		3,903		4,224
Other assets	45,728		45,481		45,346		46,266		50,007		50,220
Discontinued Operations	2,077		1,993		898		260		247		223
Total Asset Consol VIE FAS 167	—		—		12,730		12,040		13,947		14,675
Total Assets	$205,786		$214,205		$225,415		$228,841		$240,325		$256,409
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$16,817	0.09%	$20,062	0.08%	$21,741	0.09%	$24,279	0.10%	$25,696	0.11%	$30,149	0.10%
Savings	1,115	0.32	1,196	0.49	1,372	0.27	1,389	0.27	1,389	0.26	1,433	0.22
Certificates of deposit of $100,000 & over	847	0.62	589	0.32	648	0.25	332	0.16	214	0.11	285	0.08
Other time deposits	5,058	0.40	4,872	0.43	5,224	0.30	5,902	0.26	6,210	0.23	5,149	0.31
Foreign offices	69,795	0.08	71,685	0.10	72,049	0.16	68,061	0.19	70,524	0.22	74,760	0.26

Total interest-bearing deposits	93,632	0.11	98,404	0.12	101,034	0.16	99,963	0.17	104,033	0.19	111,776	0.22
Federal funds purchased and securities under repurchase agreements	3,075	0.20	3,361	0.14	3,697	0.07	4,441	0.19	5,984	0.09	7,256	2.13
Other borrowed funds	2,286	1.49	2,618	1.86	2,805	1.97	4,223	2.08	4,029	1.66	3,703	1.36
Borrowings from FRB Related to ABCP	—	—	—	—	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	5,844	0.10	6,476	0.07	6,372	0.08	6,596	0.09	6,910	0.08	5,878	0.11
Long-term debt	17,393	1.74	17,863	1.89	16,808	1.50	16,462	1.75	16,798	2.04	16,624	1.87

Total interest-bearing liabilities	122,230	0.37	128,722	0.40	130,716	0.36	131,685	0.43	137,754	0.45	145,237	0.53
Total noninterest-bearing deposits	34,920		34,991		33,330		34,628		33,198		39,625
Other liabilities	18,386		19,633		18,420		20,042		23,770		24,740
Discontinued Operations	2,077		1,993		898		260		247		223
VIE Liabilities & Obligations FAS 167	—		—		11,540		11,046		12,778		13,481
Total Shareholders' Equity	28,144		28,843		29,715		30,434		31,868		32,379
Noncontrolling interest	29		23		796		746		710		724
Total liabilities and total equity	$205,786		$214,205		$225,415		$228,841		$240,325		$256,409
Net interest margin - Taxable equivalent basis		1.85%		1.77%		1.89%		1.74%		1.67%		1.54%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST EXPENSE

	2008				2009				2010
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr (a)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr
Staff:
Compensation	$803	$818	$836	$785	$732	$740	$747	$766	$753	$763	$850		$871
Incentives	365	385	241	256	247	241	242	266	284	272	289		348
Employee benefits	190	200	171	139	190	172	168	189	183	199	205		198

Total staff	1,358	1,403	1,248	1,180	1,169	1,153	1,157	1,221	1,220	1,234	1,344		1,417
Professional, legal and other purchased services	238	259	251	273	237	237	265	278	241	256	282		320
Software and Equipment	158	166	158	172	158	169	171	178	169	162	187		207
Net occupancy	128	138	163	141	139	142	142	141	137	143	150		158
Distribution and servicing	130	131	133	123	103	102	97	91	89	90	94		104
Sub-custodian	65	72	62	55	39	60	49	55	52	65	60		70
Business development	65	75	62	76	44	49	45	76	52	68	63		88
Other	215	227	1,013	448	202	233	232	226	186	201	249		260

Subtotal	$2,357	$2,471	$3,090	$2,468	$2,091	$2,145	$2,158	$2,266	$2,146	$2,219	$2,429	(c)	$2,624	(c)
Special Litigation Reserves	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	164	N/A	N/A		N/A
FDIC special assessment	—	—	—	—	—	61	—	—	—	—	—		—
Amortization of intangible assets	119	123	118	113	107	108	104	107	97	98	111		115
Restructuring charges	—	—	—	181	10	6	(5)	139	7	(15)	15		21
Merger & integration expense:
The Bank of New York Mellon Corporation	121	146	107	97	68	59	54	52	26	14	56		43
Acquired Corporate Trust Business	5	3	4	—	—	—	—	—	—	—	—		—

Total noninterest expense	$2,602	$2,743	$3,319	$2,859	$2,276	$2,379	$2,311	$2,564	$2,440	$2,316	$2,611		$2,803
Employees at period-end (b)	42,000	42,500	42,900	42,500	41,700	41,800	42,000	42,200	42,300	42,700	47,700		48,000

(a)	The third and fourth quarters of 2008 include support agreement charges of $726 million and $163 million, respectively.

(b)	Represents full time employees.

(c)	Noninterest expense from the GIS/BAS acquisitions was $185 million and $196 million in the third and fourth quarters of 2010, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at period-end (in billions)
Institutional	$636	$625	$585	$445	$394	$425	$461	$611	$620	$595	$639	$639
Mutual Funds	373	393	384	400	413	421	421	416	396	370	418	454
Private Client	96	95	98	83	74	80	84	88	89	82	84	79

Total market value of assets under management	1,105	1,113	1,067	928	881	926	966	1,115	1,105	1,047	1,141	1,172
Composition of assets under management at period-end
Equity	40%	38%	36%	29%	27%	31%	34%	31%	32%	30%	31%	32%
Money Market	29%	31%	34%	43%	45%	43%	39%	32%	30%	30%	30%	29%
Fixed Income	18%	18%	20%	18%	19%	17%	17%	21%	21%	23%	22%	21%
Alternative investments and overlay	13%	13%	10%	10%	9%	9%	10%	16%	17%	17%	17%	18%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0
Market value of securities on loan at period-end	$660	$588	$470	$326	$293	$290	$299	$247	$253	$248	$279	$278
Market Indices
S&P 500 Index (a)	1323	1280	1166	903	798	919	1057	1115	1169	1031	1141	1258
S&P 500 Index - daily average	1353	1371	1252	916	809	891	995	1088	1123	1135	1095	1204
FTSE 100 Index (a)	5702	5626	4902	4434	3926	4249	5134	5413	5680	4917	5549	5900
FTSE 100 Index-daily average	5891	5979	5359	4270	4040	4258	4708	5235	5431	5361	5312	5760
NASDAQ Composite Index (a)	2279	2293	2092	1577	1529	1835	2122	2269	2398	2109	2369	2653
Lehman Brothers Aggregate Bond Index (a)	281	270	256	275	262	280	304	301	300	299	329	323
MSCI EAFE Index (a)	2039	1967	1553	1237	1056	1307	1553	1581	1584	1348	1561	1658
NYSE Volume (in billions)	159	141	180	181	161	151	126	112	103	140	104	98
NASDAQ Volume (in billions)	149	135	145	148	136	152	144	131	143	159	129	121

(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at beginning of period	$1,121	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105	$1,047	$1,141
Net Flows
Long-term	(6)	(8)	(6)	(22)	(1)	(17)	(2)	14	16	12	11	9
Money market	29	21	14	28	(11)	(2)	(14)	(22)	(25)	(17)	18	6

Total net inflows	23	13	8	6	(12)	(19)	(16)	(8)	(9)	(5)	29	15
Net Market appreciation/(depreciation)	(39)	(6)	(54)	(137)	(35)	64	56	10	(1)	(53)	65	16
Acquisitions/other	—	1	—	(8)	—	—	—	147 (a)	—	—	—	—

Market value of assets under management at end of period	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172

(a)	Represents acquisitions of Insight ($139 billion) and 20% interest in Siguler Guff ($8 billion).

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

ASSET MANAGEMENT - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr (a), (b)	2nd Qtr (a), (b)	3rd Qtr (a), (b)	4th Qtr (a), (b)
Revenue:
Asset and wealth management
Mutual funds	323	340	328	297	267	271	283	277	249	254	270	293
Institutional clients	304	290	265	193	183	178	202	226	265	262	264	283
Private clients	45	47	43	35	32	31	34	38	38	37	38	38
Performance fees	20	16	3	44	7	26	1	59	13	19	16	75

Total asset and wealth management	692	693	639	569	489	506	520	600	565	572	588	689
Distribution and servicing	86	99	93	93	82	78	63	56	47	49	52	53
Other fee revenue (c)	(27)	4	(47)	(100)	(96)	(59)	2	6	17	—	9	3

Total fee and other revenue	751	796	685	562	475	525	585	662	629	621	649	745
Net interest revenue (expense)	12	9	9	45	15	7	7	3	—	1	(2)	—

Total revenue	763	805	694	607	490	532	592	665	629	622	647	745
Noninterest expenses (ex. intangible amortization and support agreement charges)	557	528	488	478	408	415	408	447	433	458	458	513

Income before taxes (ex. intangible amortization and support agreement charges)	206	277	206	129	82	117	184	218	196	164	189	232
Support agreement charges	—	5	328	2	(14)	—	32	—	—	(7)	26	—
Amortization of intangible assets	62	68	64	61	55	55	53	56	50	50	50	51

Income before taxes	144	204	(186)	66	41	62	99	162	146	121	113	181
Average assets	$13,238	$13,410	$13,286	$13,135	$12,663	$12,404	$12,424	$12,859	$25,187	$24,895	$27,389	$28,604
Market value of assets under management at period-end (in billions) (d)	$1,029	$1,040	$995	$862	$818	$860	$897	$1,045	$1,034	$980	$1,071	$1,107
Pre-tax operating margin
GAAP	19%	25%	-27%	11%	8%	12%	17%	24%	23%	19%	17%	24%
Non-GAAP (ex. intangible amortization) (e)	27%	34%	-18%	21%	19%	22%	26%	33%	31%	27%	25%	31%

(a)	Insight Investment Management acquisition closed November 2, 2009.

(b)	Total fee and other revenue for the first, second, third and fourth quarters of 2010 includes income from consolidated asset management funds of $65 million, $65 million, $37 million and $59 million, respectively, and net income attributable to noncontrolling interest of $24 million, $33 million, ($12) million and $14 million, respectively. The net of these income statement line items is included above in institutional client revenue of $25 million, $29 million, $36 million and $33 million respectively, and other revenue of $16 million, $3 million, $13 million and $10 million, respectively, and performance fees of $2 million for the fourth quarter.

(c)	Includes investment write-downs of $24 million and $51 million in the first and fourth quarters of 2008; $34 million and $45 million in the first and second quarters of 2009.

(d)	Includes amounts subadvised for/by other businesses.

(e)	Excluding support agreement charges, securities gains/losses and intangible amortization, pre-tax operating margin (Non-GAAP) was 29%, 35%, 30% and 27% for the first, second, third and fourth quarters of 2008, respectively; and 22%, 28%, 31% and 33% for the first, second, third and fourth quarters of 2009, respectively; and 31%, 26%, 29% and 31% for the first, second, third and fourth quarters of 2010, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

WEALTH MANAGEMENT - 12 Quarter Trend

	2008					2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Asset and wealth management	153	150	141		119	122	128	133	136	136	134	133	137
Other fee revenue	13	11	22		15	19	12	13	15	10	13	11	16

Total fee and other revenue	166	161	163		134	141	140	146	151	146	147	144	153
Net interest revenue (expense)	46	48	50		56	50	49	49	46	55	56	58	58

Total revenue	212	209	213		190	191	189	195	197	201	203	202	211
Provision for credit losses	—	(1)	1		—	—	—	—	1	—	—	—	2
Noninterest expenses (ex. intangible amortization and support agreement charges)	142	143	142		143	129	136	135	138	136	145	140	154

Income before taxes (ex. intangible amortization and support agreement charges)	70	67	70		47	62	53	60	58	65	58	62	55
Support agreement charges	—	—	15		—	—	—	—	—	—	—	—	—
Amortization of intangible assets	13	13	14		14	11	11	12	11	9	9	9	9

Income before taxes	57	54	41		33	51	42	48	47	56	49	53	46
Average loans	$4,390	$4,816	$5,231		$5,309	$5,388	$5,684	$6,010	$6,191	$6,302	$6,350	$6,503	$6,644
Average assets	$10,496	$10,254	$9,801		$9,632	$9,611	$9,131	$9,122	$9,246	$9,722	$10,399	$10,806	$11,523
Average deposits	$7,993	$7,782	$7,318		$7,131	$7,058	$6,628	$6,602	$6,804	$7,310	$7,991	$8,416	$9,094
Market value of total client assets under management and custody at period-end (in billions)	$164	$162	$158		$139	$132	$142	$151	$154	$157	$150	$161	$166
Assets under management (a)	$84	$81	$77		$69	$66	$69	$74	$75	$76	$71	$75	$77
Pre-tax operating margin
GAAP	27%	26%	20%		18%	27%	22%	25%	24%	28%	24%	26%	22%
Non-GAAP adjusted (excluding intangible amortization)	33%	32%	26	%(b)	25%	32%	28%	31%	29%	32%	28%	31%	26%

(a)	Includes amounts subadvised by/for other businesses.

(b)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 34% for the third quarter of 2008.

Note:	On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management business to the Other business. Historical business results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

ASSET SERVICING - 12 Quarter Trend

	2008						2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Securities servicing fees - ex. securities lending (a)	634	648	631		583		504	557	573	581	569	586	802	847
Securities lending revenue	229	182	143		163		79	85	32	25	24	30	26	26
Foreign Exchange and other trading activities	202	228	262		372		210	216	190	177	170	207	135	181
Other fee revenue	44	36	47		25		48	46	50	33	35	83	42	46

Total fee and other revenue	1,109	1,094	1,083		1,143		841	904	845	816	798	906	1,005	1,100
Net interest revenue (expense)	222	213	240		411		249	211	229	205	210	216	216	222

Total revenue	1,331	1,307	1,323		1,554		1,090	1,115	1,074	1,021	1,008	1,122	1,221	1,322
Noninterest expenses (ex. intangible amortization and support agreement charges)	733	826	825		835		704	721	748	788	740	765	907	966

Income before taxes (ex. intangible amortization and support agreement charges)	598	481	498		719		386	394	326	233	268	357	314	356
Support agreement charges	14	(14)	381		160		6	(15)	(19)	(5)	(23)	16	(11)	(8)
Amortization of intangible assets	7	5	6		6		7	9	6	6	6	5	18	18

Income before taxes	577	490	111		553		373	400	339	232	285	336	307	346
Average loans (a)	$8,967	$7,284	$8,538		$10,376		$5,743	$4,744	$3,727	$3,962	$3,378	$4,683	$4,763	$5,659
Average assets	$52,468	$54,763	$57,795		$71,455		$65,204	$58,339	$59,914	$59,980	$59,704	$62,940	$69,026	$74,849
Average deposits	$46,092	$48,436	$51,492		$64,500		$57,084	$50,583	$52,271	$51,755	$52,183	$55,343	$57,849	$61,789
Pre-tax operating margin
GAAP	43%	37%	8%		36%		34%	36%	32%	23%	28%	30%	25%	26%
Non-GAAP adjusted (excluding intangible amortization)	43%	38%	9	%(c)	36	%(c)	35%	37%	32%	23%	29%	30%	27%	28%
MEMO:
Market value of securities on loan at period-end (in billions) (b)	$660	$588	$470		$326		$293	$290	$299	$247	$253	$248	$279	$278

(a)	Loan balances are primarily related to Broker-Dealer Services business within Asset Servicing.

(b)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Asset Servicing business.

(c)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 38% in the third quarter of 2008 and 46% in the fourth quarter of 2008.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

ISSUER SERVICES - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Securities servicing fees - Issuer services	374	443	475	392	363	373	359	367	333	353	364	409
Other fee revenue	35	38	56	46	42	40	30	43	25	27	35	30

Total fee and other revenue	409	481	531	438	405	413	389	410	358	380	399	439
Net interest revenue (expense)	153	176	170	211	200	185	180	203	252	216	204	231

Total revenue	562	657	701	649	605	598	569	613	610	596	603	670
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	318	349	349	319	297	305	304	318	304	318	304	345

Income before taxes (ex. intangible amortization)	244	308	352	330	308	293	265	295	306	278	299	325
Amortization of intangible assets	20	20	21	20	21	20	20	20	20	21	21	21

Income before taxes	224	288	331	310	287	273	245	275	286	257	278	304
Average assets	$32,227	$35,167	$34,264	$38,987	$50,864	$52,161	$47,975	$52,028	$52,838	$48,938	$48,451	$56,264
Average deposits	$27,632	$30,557	$29,546	$34,294	$45,963	$47,293	$43,183	$47,320	$48,470	$44,560	$44,085	$51,760
Pre-tax operating margin
GAAP	40%	44%	47%	48%	48%	46%	43%	45%	47%	43%	46%	45%
Non-GAAP adjusted (excluding intangible amortization)	43%	47%	50%	51%	51%	49%	47%	48%	50%	47%	50%	48%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

CLEARING SERVICES - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Securities servicing fees - Clearing services	250	259	254	277	249	248	232	219	227	240	251	275
Other fee revenue	53	64	63	72	72	66	59	45	44	36	42	37

Total fee and other revenue	303	323	317	349	321	314	291	264	271	276	293	312
Net interest revenue (expense)	75	75	75	96	82	87	81	90	95	93	90	90

Total revenue	378	398	392	445	403	401	372	354	366	369	383	402
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	263	291	282	268	252	256	245	241	255	270	279	305

Income before taxes (ex. intangible amortization)	115	107	110	177	151	145	127	113	111	99	104	97
Amortization of intangible assets	6	6	8	6	7	7	6	7	6	7	8	8

Income before taxes	109	101	102	171	144	138	121	106	105	92	96	89
Average loans	$6,629	$7,263	$7,384	$6,735	$5,927	$5,918	$6,058	$6,847	$7,622	$8,448	$9,112	$9,168
Average assets	$16,408	$17,395	$18,471	$21,128	$18,600	$17,014	$17,827	$20,365	$20,338	$21,550	$21,456	$22,081
Pre-tax operating margin
GAAP	29%	25%	26%	38%	36%	34%	33%	30%	29%	25%	25%	22%
Non-GAAP adjusted (excluding intangible amortization)	30%	27%	28%	40%	38%	36%	34%	32%	30%	27%	27%	24%

Note:	During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services business to the Other business. Historical results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

TREASURY SERVICES - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Treasury services	121	125	125	129	121	128	124	130	127	121	127	125
Other fee revenue	103	125	135	93	106	52	82	92	98	75	87	81

Total fee and other revenue	224	250	260	222	227	180	206	222	225	196	214	206
Net interest revenue (expense)	185	155	159	231	159	157	149	148	176	161	148	147

Total revenue	409	405	419	453	386	337	355	370	401	357	362	353
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	203	200	201	200	189	191	180	187	182	188	188	188

Income before taxes (ex. intangible amortization)	206	205	218	253	197	146	175	183	219	169	174	165
Amortization of intangible assets	7	7	6	7	6	7	6	6	6	5	6	6

Income before taxes	199	198	212	246	191	139	169	177	213	164	168	159
Average loans	$15,690	$15,938	$14,995	$16,353	$13,921	$13,228	$11,648	$10,982	$10,436	$10,290	$9,885	$9,450
Average assets	$24,153	$21,227	$22,384	$34,585	$28,665	$24,764	$24,223	$26,275	$26,716	$26,485	$25,748	$27,129
Average deposits	$20,056	$17,316	$18,397	$30,052	$24,867	$20,321	$19,989	$22,138	$22,257	$22,209	$21,912	$23,235
Pre-tax operating margin
GAAP	49%	49%	51%	54%	50%	41%	48%	48%	53%	46%	47%	45%
Non-GAAP adjusted (excluding intangible amortization)	50%	51%	52%	56%	51%	43%	50%	50%	55%	47%	48%	47%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER - 12 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr (b)	3rd Qtr (b)	4th Qtr (c)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Total fee and other revenue (a)	20	(116)	(113)	(1,031)	(278)	(223)	(4,685)	52	143	61	13	62
Net interest revenue (expense)	50	(288)	(22)	(3)	20	4	21	29	(23)	(21)	4	(28)

Total revenue	70	(404)	(135)	(1,034)	(258)	(219)	(4,664)	81	120	40	17	34
Provision for credit losses	14	14	22	54	59	61	147	64	35	20	(22)	(24)
Noninterest expenses (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	127	143	79	63	120	136	125	152	119	66	138	161

Income before taxes and extraordinary (loss) (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	(71)	(561)	(236)	(1,151)	(437)	(416)	(4,936)	(135)	(34)	(46)	(99)	(103)
Amortization of intangible assets	4	4	(1)	(1)	—	(1)	1	1	—	1	(1)	2
Special Litigation Reserves	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A
FDIC special assessment	—	—	—	—	—	61	—	—	—	—	—	—
Restructuring	—	—	—	181	10	6	(5)	139	7	(15)	15	21
Merger & integration expenses	126	149	111	97	68	59	54	52	26	14	56	43

Income before taxes and extraordinary (loss)	(201)	(714)	(346)	(1,428)	(515)	(541)	(4,986)	(327)	(231)	(46)	(169)	(169)
Average loans	$11,348	$10,332	$9,287	$9,553	$7,979	$7,455	$7,092	$7,257	$6,476	$6,893	$6,489	$6,584
Average assets	$49,147	$41,381	$40,465	$52,688	$32,146	$32,413	$32,224	$31,459	$30,012	$33,374	$37,202	$35,736
Average deposits	$15,959	$14,141	$12,216	$11,478	$10,062	$6,923	$6,507	$5,378	$4,144	$4,488	$4,969	$5,523

(a)	Total fee and other revenue includes investment write-downs of $51 million, $151 million, $156 million and $1,176 million for the first, second, third and fourth quarters of 2008; $316 million, $209 million and $4.8 billion in the first, second and third quarters of 2009.

(b)	The second and third quarter of 2008 include SILO/LILO charges which reduced net interest revenue by $377 million and $112 million, respectively.

(c)	The fourth quarter of 2008 and the fourth quarter of 2009 includes a pretax global efficiency restructuring charge of $181 million and $139 million, respectively.

(d)	The first quarter of 2010 includes a $164 million pretax charge related to special litigation reserves.

Notes:	The Other business primarily includes the results of leasing operations, corporate treasury activities, business exits and corporate overhead.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management business to the Other business. During the first quarter of 2009, the financial results of the Execution business have been moved from the Clearing Services business to the Other business. On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida; previously, the financial results were included in the Other business. On January 15, 2010, we completed the sale of MUNB. Historical business results have been restated to reflect all of these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Asset Management			Wealth Management			Asset Servicing			Issuer Services
(dollar amounts in millions unless otherwise noted)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010	2009	2008
Revenue:
Securities servicing fees
Asset servicing	92	86	124	30	27	27	2,910	2,436	3,213	1	1	23
Issuer services	—	—	—	—	—	—	1	1	1	1,459	1,462	1,684
Clearing services	12	12	14	—	—	—	—	—	—	—	—	—

Total securities servicing fees	104	98	138	30	27	27	2,911	2,437	3,214	1,460	1,463	1,707
Asset and wealth management	2,291	2,022	2,510	540	519	563	—	—	—	1	1	—
Performance fees	123	93	83	—	—	—	—	—	—	—	—	—
Foreign exchange & other trading	18	20	20	7	7	14	693	793	1,064	68	85	80
Treasury services	—	—	—	3	3	3	12	10	8	2	2	1
Distribution and service fees	201	279	371	—	1	4	8	9	10	—	—	—
Financing-related fees	1	6	10	6	3	4	12	11	14	6	—	—
Investment and Other Income	(103)	(193)	(260)	1	15	9	173	146	130	39	66	71

Total fee revenue	2,635	2,325	2,872	587	575	624	3,809	3,406	4,440	1,576	1,617	1,859
Securities gains (losses)	9	(78)	(78)	3	3	—	—	—	(11)	—	—	—

Total fee and other revenue	2,644	2,247	2,794	590	578	624	3,809	3,406	4,429	1,576	1,617	1,859
Net interest revenue (expense)	(1)	32	75	227	194	200	864	894	1,086	903	768	710

Total revenue	2,643	2,279	2,869	817	772	824	4,673	4,300	5,515	2,479	2,385	2,569
Provision for credit losses	—	—	—	2	1	—	—	—	—	—	—	—
Noninterest expenses (ex. M&I expenses and intangible amortization)	1,881	1,696	2,386	575	538	585	3,352	2,928	3,760	1,271	1,224	1,335

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	762	583	483	240	233	239	1,321	1,372	1,755	1,208	1,161	1,234
Amortization of intangible assets	201	219	255	36	45	54	47	28	24	83	81	81
Merger & integration expense	—	—	—	—	—	—	—	—	—	—	—	—

Income before taxes, noncontrolling interest and extraordinary (loss)	561	364	228	204	188	185	1,274	1,344	1,731	1,125	1,080	1,153
Average loans	$10	$—	$—	$6,451	$5,821	$4,938	$4,627	$4,537	$8,795	$—	$—	$—
Average assets	$26,531	$12,564	$13,267	$10,618	$9,276	$10,044	$66,678	$60,842	$59,150	$51,623	$50,752	$35,169
Average deposits	$—	$—	$—	$8,208	$6,772	$7,554	$56,820	$52,907	$52,659	$47,219	$45,936	$30,515
Market value of assets under management at period-end (in billions)	$1,107	$1,045	$862	$65	$70	$66	$—	$—	$—	$—	$—	$—
Market value of assets under custody and administration at period-end (in billions)	$—	$6	$3	$88	$80	$70	$24,940	$22,171	$20,086	$—	$—	$—
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$247	$326	$—	$—	$—
Pre-tax operating margin - GAAP	21%	16%	8%	25%	24%	23%	27%	31%	31%	45%	45%	45%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	29%	26%	17%	29%	30%	29%	28%	32%	32%	49%	49%	48%
Pre-tax operating margin - Non-GAAP (a)	30%	30%	30%	29%	31%	30%	28%	42%	42%	49%	48%	48%

(a)	Excludes M&I expenses, SILO/LILO, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.

Note:	See pages 9-15 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Clearing Services			Treasury Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010 (b)	2009	2008
Revenue:
Securities servicing fees
Asset servicing	—	—	—	57	24	6	(1)	(1)	(23)	3,089	2,573	3,370
Issuer services	—	—	—	—	—	—	—	—	—	1,460	1,463	1,685
Clearing services	993	948	1,040	—	—	—	—	2	11	1,005	962	1,065

Total securities servicing fees	993	948	1,040	57	24	6	(1)	1	(12)	5,554	4,998	6,120
Asset and wealth management	35	29	41	—	—	—	3	13	21	2,870	2,584	3,135
Performance fees	—	—	—	—	—	—	—	—	—	123	93	83
Foreign exchange & other trading	78	134	108	54	7	232	(32)	(10)	(56)	886	1,036	1,462
Treasury services	—	—	—	500	503	500	—	1	2	517	519	514
Distribution and service fees	—	—	—	—	45	41	1	(8)	(5)	210	326	421
Financing-related fees	2	1	2	167	196	160	1	(2)	(4)	195	215	186
Investment Income and other	44	78	101	63	62	20	292	163	350	509	337	421

Total fee revenue	1,152	1,190	1,292	841	837	959	264	158	296	10,864	10,108	12,342
Securities gains (losses)	—	—	—	—	(2)	(3)	15	(5,292)	(1,536)	27	(5,369)	(1,628)

Total fee and other revenue	1,152	1,190	1,292	841	835	956	279	(5,134)	(1,240)	10,891	4,739	10,714
Net interest revenue (expense)	368	340	321	632	613	730	(68)	74	(263)	2,925	2,915	2,859

Total revenue	1,520	1,530	1,613	1,473	1,448	1,686	211	(5,060)	(1,503)	13,816	7,654	13,573
Provision for credit losses	—	—	—	—	—	—	9	331	104	11	332	104
Noninterest expenses (ex. M&I expenses and intangible amortization)	1,109	994	1,104	746	747	804	676	744	593	9,610	8,871	10,567

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	411	536	509	727	701	882	(474)	(6,135)	(2,200)	4,195	(1,549)	2,902
Amortization of intangible assets	29	27	26	23	25	27	2	1	6	421	426	473
Merger & integration expense	—	—	—	—	—	—	139	233	483	139	233	483

Income before taxes, noncontrolling interest and extraordinary (loss)	382	509	483	704	676	855	(615)	(6,369)	(2,689)	3,635	(2,208)	1,946
Average loans	$8,593	$6,190	$7,003	$10,012	$12,434	$15,744	$6,612	$7,442	$10,126	$36,305	$36,424	$46,606
Average assets	$21,361	$18,455	$18,358	$26,519	$25,971	$25,603	$34,291	$32,079	$45,925	$237,621	$209,939	$207,516
Average deposits	$—	$—	$—	$22,405	$21,816	$21,470	$4,689	$7,221	$13,441	$139,341	$134,652	$125,639
Market value of assets under management at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,172	$1,115	$928
Market value of assets under custody and administration at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$25,028	$22,257	$20,159
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$247	$326
Pre-tax operating margin - GAAP	25%	33%	30%	48%	47%	51%	n/m	n/m	179%	26%	n/m	14%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	27%	35%	32%	49%	48%	52%	n/m	n/m	179%	29%	n/m	18%
Pre-tax operating margin - Non-GAAP (a)	27%	32%	32%	49%	52%	52%	n/m	n/m	n/m	32%	31%	39%

MEMO:
Securities lending revenue										150	259	789

(a)	Excludes M&I expenses, SILO/LILO, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.

(b)	Total fee and other revenue and income before taxes for the year 2010 included income from consolidated asset management funds of $226 million net a loss attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.

Note:	See pages 9-15 for details of revenue/expense items impacting respective business results.

n/m - not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2008				2009				2010
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Loans:
Commercial real estate	$49	$106	$118	$130	$197	$63	$63	$61	$50	$49	$39	$44
Financial Institutions	$—	—	—	41	30	39	180	172	102	20	16	12
Other residential mortgages	33	55	75	97	143	163	183	190	204	229	238	244
Commercial	50	52	65	14	34	43	71	65	40	40	35	34
Wealth Management	—	—	—	2	6	63	58	58	58	62	66	59
Foreign	78	60	1	—	2	1	—	—	—	—	—	—
Lease finance assets	—	—	—	—	—	—	—	—	—	—	—	—

Total nonperforming loans	210	273	259	284	412	372	555	546	454	400	394	393
Other assets owned	5	6	8	8	9	6	5	4	5	6	7	6
Total acquired property	—	—	—	—	—	—	—	—	—	—	—	—

Total nonperforming assets (a)	$215	$279	$267	$292	$421	$378	$560	$550	$459	$406	$401	$399

Nonperforming assets ratio	0.4%	0.6%	0.5%	0.7%	1.0%	1.0%	1.5%	1.5%	1.4%	1.1%	1.1%	1.1%
Allowance for loan losses/nonperforming loans	149.5	129.3	140.9	146.1	114.1	116.7	82.2	92.1	114.5	135.5	135.5	126.7
Allowance for loan losses/nonperforming assets	146.0	126.5	136.7	142.1	111.6	114.8	81.4	91.5	113.3	133.5	133.2	124.8
Total allowance for credit losses/nonperforming loans	231.9	178.0	190.7	186.3	135.7	141.4	107.4	115.0	140.5	161.3	154.3	145.3
Total allowance for credit losses/nonperforming assets	226.5	174.2	185.0	181.2	132.8	139.2	106.4	114.2	139.0	158.9	151.6	143.1

(a)	Nonperforming assets for all periods prior to June 30, 2009 include discontinued operations.

Note: The adoption of ASC 810 resulted in BNY Mellon consolidating loans of consolidated asset management funds of $11.3 billion at March 31, 2010, $12.1 billion at June 30, 2010, $13.3 billion at Sept. 30, 2010 and $13.8 billion at Dec. 2010 into trading assets. These loans are not part of BNY Mellon's loan portfolio. Included in these loans are $150 million, $131 million, $231 million and $218 million of nonperforming loans, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2008				2009				2010
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Allowance for credit losses:
Allowance for loan losses	$327	$314	$353	$365	$415	$470	$434	$456	$503	$520	$542	$534
Allowance for lending-related commitments	167	173	133	129	114	89	92	140	125	118	103	74

Allowance at beginning of period	494	487	486	494	529	559	526	596	628	638	645	608

Net (charge-offs)/recoveries
Charge-offs	(14)	(14)	(27)	(27)	(51)	(54)	(77)	(33)	(37)	(14)	(17)	(17)
Recoveries	1	1	5	2	1	—	—	—	12	1	2	2

Total Net (charge-offs)/recoveries	(13)	(13)	(22)	(25)	(50)	(54)	(77)	(33)	(25)	(13)	(15)	(15)

Provision for credit losses (a)	16	25	30	60	59	61	147	65	35	20	(22)	(22)
Impact of Merger	—	—	—	—	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	—	—	—	—	21	(40)	—	—	—	—	—	—
Sale of Mellon 1st Business Bank	—	(13)	—	—	—	—	—	—	—	—	—	—
SFAS 159 Adoption	(10)	—	—	—	—	—	—	—	—	—	—	—

Allowance at end of period	487	486	494	529	559	526	596	628	638	645	608	571

Allowance for loan losses	$314	$353	$365	$415	$470	$434	$456	$503	$520	$542	$534	$498
Allowance for lending related-commitments	173	133	129	114	89	92	140	125	118	103	74	73

Allowance at end of period (a)	487	486	494	529	559	526	596	628	638	645	608	571

Allowance for loan losses as a percentage of total loans (b)	0.60%	0.70%	0.62%	0.96%	1.13%	1.14%	1.26%	1.37%	1.54%	1.46%	1.41%	1.32%

(a)	The allowance and provision for credit losses for the periods from the first quarter 2008 through the first quarter 2009 exclude discontinued operations.

(b)	Excluding purchase accounting adjustments.